Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Silver Bay Realty Trust Corp. (the "Company") on Form 10-K for the year ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas W. Brock, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2017	/s/ Thomas W. Brock
Thomas W. Brock President and Chief Executive Officer (Principal Executive Officer)